Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Charles Murphy, CFA

Head of Investor Relations

ExlService Holdings, Inc.

280 Park Avenue

New York, NY 10017

(212) 624-5913

ir@exlservice.com

EXL REPORTS 2013 THIRD QUARTER RESULTS

Quarterly Revenues of $122.3 Million, Up 9% Year over Year

Adjusted Diluted Earnings Per Share (EPS) of $0.48, Up 15% Year over Year

New York, NY – October 30, 2013 – ExlService Holdings, Inc. (NASDAQ: EXLS), a leading provider of outsourcing and transformation services, today announced its financial results for the third quarter of 2013.

Rohit Kapoor, Vice Chairman and CEO, commented: “In the third quarter EXL showed acceleration across our businesses. In particular, transformation services reported 21% sequential revenue growth, fueled by robust growth in decision analytics. In addition, our platform technology businesses posted strong growth. Both decision analytics and platform technology are key investment areas, and we are pleased to see them generating strong returns.

New business activity in last few months has been encouraging. We won new deals with four leading companies in the insurance and banking and financial services verticals. We also added significant expansions with two key existing clients in our insurance and travel verticals. Tempering the prospects of positive new business activity is uncertainty around future volumes and terms with a material client.”

Vishal Chhibbar, CFO, commented: “EXL generated third quarter revenues of $122.3 million, up 9% year over year and 5% sequentially. Year over year revenue growth was driven by 8% growth in outsourcing services and 10% growth in transformation services. Excluding previously announced client transitions, constant currency revenues grew 16% year over year and 8% sequentially. Third quarter adjusted diluted earnings per share were a record $0.48, up 15% year over year, driven by revenue growth and gross margin improvement.

For 2013, we are tightening our revenue guidance to $473 million to $478 million, due to the depreciation in the rupee and our year to date results. Adjusted for constant currency, the midpoint of our revenue guidance is unchanged. We are also tightening our adjusted diluted EPS guidance to $1.72 to $1.77 to account for our strong third quarter results and current visibility.”

Financial Highlights – Third Quarter 2013

Reconciliations of adjusted financial measures to GAAP are included at the end of this release.

•	Revenues for the quarter ended September 30, 2013 were $122.3 million compared to $112.6 million for the quarter ended September 30, 2012 and $116.0 million for the quarter ended June 30, 2013. Outsourcing services revenues for the quarter ended September 30, 2013 were $99.7 million compared to $92.0 million for the quarter ended September 30, 2012 and $97.3 million for the quarter ended June 30, 2013. Transformation services revenues for the quarter ended September 30, 2013 were $22.6 million compared to $20.7 million for the quarter ended September 30, 2012 and $18.7 million for the quarter ended June 30, 2013.

•	Gross margin for the quarter ended September 30, 2013 was 41.1% compared to 39.1% for the quarter ended September 30, 2012 and 36.3% for the quarter ended June 30, 2013. Outsourcing services gross margin for the quarter ended September 30, 2013 was 43.3% compared to 39.5% for the quarter ended September 30, 2012 and 38.9% for the quarter ended June 30, 2013. Transformation services gross margin for the quarter ended September 30, 2013 was 31.5% compared to 37.1% for the quarter ended September 30, 2012 and 22.7% for the quarter ended June 30, 2013.

•	Operating margin for the quarter ended September 30, 2013 was 16.0% compared to 15.0% for the quarter ended September 30, 2012 and 11.1% for the quarter ended June 30, 2013. Adjusted operating margin for the quarter ended September 30, 2013 was 19.6% compared to 17.8% for the quarter ended September 30, 2012 and 14.9% for the quarter ended June 30, 2013.

•	Net income for the quarter ended September 30, 2013 was $13.2 million compared to $11.7 million for the quarter ended September 30, 2012 and $9.2 million for the quarter ended June 30, 2013. Adjusted EBITDA for the quarter ended September 30, 2013 was $28.4 million compared to $25.1 million for the quarter ended September 30, 2012 and $22.0 million for the quarter ended June 30, 2013.

•	Diluted earnings per share for the quarter ended September 30, 2013 were $0.39 compared to $0.35 for the quarter ended September 30, 2012 and $0.27 for the quarter ended June 30, 2013. Adjusted diluted earnings per share for the quarter ended September 30, 2013 were $0.48 compared to $0.42 for the quarter ended September 30, 2012 and $0.37 for the quarter ended June 30, 2013.

Business Highlights

•	Won eight new clients during the quarter, including four outsourcing clients and four transformation clients.

•	Won a contract to implement and manage LifePRO® Version 17 with a leading provider of supplemental health and life insurance.

•	Entered into multiple new strategic partnerships with leading software and services providers including:

•	Joint marketing agreement with Ariba, a SAP company, to provide procure-to-pay services.

•	Agreement with SunGard to distribute comprehensive receivables management services globally leveraging the AvantGard GETPAID technology platform for order-to-cash management.

•	Strategic relationship agreement with Urban Lending Solutions to provide dual-shore business process management, operations consulting, and analytics solutions to the U.S. mortgage industry.

•	Expanded multiple outsourcing services relationships, including migrating 44 new processes in the third quarter of 2013.

•	Released Version 17 of LifePRO®, EXL’s leading policy administration system for life and health insurance and annuities, with more than 50 business and technology enhancements to streamline processing, expand new product functionality and provide more flexible access to data.

•	Recorded headcount as of September 30, 2013 to 21,372, compared to 20,095 as of September 30, 2012 and 21,556 as of June 30, 2013.

•	Reported employee attrition for the quarter ended September 30, 2013 of 25.4%, compared with 28.5% for the quarter ended September 30, 2012 and 26.8% for the quarter ended June 30, 2013.

2013 Outlook

For 2013, the company is tightening its revenue and adjusted earnings per share guidance to:

•	Revenues of $473 million to $478 million, due to the depreciation in the rupee and our year to date results. Our revenue guidance is based on a rupee to dollar exchange rate of 61 for the fourth quarter. Adjusted for constant currency, the midpoint of our revenue guidance is unchanged.

•	Adjusted diluted earnings per share, excluding the impact of stock-based compensation expense, amortization of intangibles and associated tax impacts, of $1.72 to $1.77, to account for our strong third quarter results and current visibility.

Conference Call

ExlService Holdings, Inc. will host a conference call on Wednesday, October 30, 2013 at 8:00 a.m. (ET) to discuss the Company’s quarterly operating and financial results. The conference call will be available live via the internet by accessing the investor relations section of EXL’s website at ir.exlservice.com, where an accompanying investor-friendly spreadsheet of historical operating and financial data can also be accessed. Please go to the website at least fifteen minutes prior to the call to register, download and install any necessary audio software.

To listen to the conference call via phone, please dial 1-877-303-6384 or 1-224-357-2191 and an operator will assist you. For those who cannot access the live broadcast, a replay will be available on the EXL website (ir.exlservice.com).

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq:EXLS) is a leading provider of outsourcing and transformation services. EXL primarily serves the needs of Global 1000 companies from global delivery centers in the insurance, healthcare, utilities, banking and financial services, transportation and logistics and travel sectors. EXL’s outsourcing services include a full spectrum of business process management services such as transaction processing and finance and accounting services. Transformation services enable continuous improvement of client processes by bringing together EXL’s capabilities in decision analytics, finance transformation and operations and process excellence services. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s control. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, including descriptions of its business strategy. These statements may include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more detail in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release. You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect the Company. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenues	$122,315	$112,639	$354,329	$325,277
Cost of revenues (exclusive of depreciation and amortization)	72,049	68,650	218,892	201,367

Gross profit	50,266	43,989	135,437	123,910

Operating expenses:
General and administrative expenses	15,791	13,777	44,265	40,982
Selling and marketing expenses	8,993	7,009	27,884	22,502
Depreciation and amortization	5,969	6,333	18,843	18,732

Total operating expenses	30,753	27,119	90,992	82,216

Income from operations	19,513	16,870	44,445	41,694
Other income/(expense):
Foreign exchange loss	(2,508)	(1,345)	(3,126)	(2,367)
Interest and other income, net	465	507	1,761	1,321

Income before income taxes	17,470	16,032	43,080	40,648
Income tax provision	4,230	4,329	10,842	10,975

Net income	$13,240	$11,703	$32,238	$29,673

Earnings per share:
Basic	$0.40	$0.36	$0.98	$0.93
Diluted	$0.39	$0.35	$0.95	$0.90
Weighted-average number of shares used in computing earnings per share:
Basic	32,907,281	32,154,001	32,737,267	31,857,909
Diluted	33,955,445	33,283,854	33,859,525	33,055,857

EXLSERVICE HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and per share amounts)

	September 30,	December 31,
	2013	2012
	(Unaudited)	(Recasted)
Assets
Current assets:
Cash and cash equivalents	$132,393	$103,037
Short-term investments	6,154	6,137
Restricted cash	527	573
Accounts receivable, net	74,054	72,443
Prepaid expenses	3,303	5,072
Deferred tax assets, net	6,353	7,460
Advance income tax, net	2,717	4,317
Other current assets	12,146	7,065

Total current assets	237,647	206,104

Fixed assets, net	31,690	39,356
Restricted cash	3,426	3,752
Deferred tax assets, net	13,978	14,123
Intangible assets, net	35,621	40,711
Goodwill	107,058	110,948
Other assets	17,348	20,860

Total assets	$446,768	$435,854

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,197	$3,604
Deferred revenue	5,395	7,922
Accrued employee cost	25,894	29,393
Accrued expenses and other current liabilities	32,484	31,737
Current portion of capital lease obligations	1,129	1,685

Total current liabilities	67,099	74,341

Capital lease obligations, less current portion	1,533	2,679
Non-current liabilities	18,330	14,317

Total liabilities	86,962	91,337

Commitments and contingencies (See Note 15)
Preferred stock, $0.001 par value; 15,000,000 shares authorized, none issued	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares authorized, 33,249,047 shares issued and 32,899,767 shares outstanding as of September 30, 2013 and 32,540,082 shares issued and 32,203,820 shares outstanding as of December 31, 2012	33	33
Additional paid-in-capital	209,344	195,248
Retained earnings	221,120	188,882
Accumulated other comprehensive loss	(67,278)	(36,647)

Total stockholders’ equity including shares held in treasury	363,219	347,516

Less: 349,280 shares as of September 30, 2013 and 336,262 shares as of December 31, 2012, held in treasury, at cost	(3,413)	(3,024)

ExlService Holdings, Inc. stockholders’ equity	359,806	344,492
Non-controlling interest	—	25

Total stockholders’ equity	359,806	344,517

Total liabilities and stockholders’ equity	$446,768	$435,854

EXLSERVICE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Reconciliation of Adjusted Financial Measures to GAAP Measures

In addition to its reported operating results in accordance with U.S. generally accepted accounting principles (GAAP), EXL has included in this release adjusted financial measures (adjusted EBITDA, adjusted net income and adjusted diluted earnings per share) that the Securities and Exchange Commission defines as “non-GAAP financial measures.” The adjusted financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from those financial statements should be carefully evaluated. The Company believes that providing these adjusted measures may help investors better understand the Company’s underlying financial performance. Management also believes that these adjusted financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company’s results and comparisons of the Company’s results with the results of other companies. The Company believes that it is unreasonably difficult to provide its financial outlook in accordance with GAAP for a number of reasons including, without limitation, the Company’s inability to predict its future stock-based compensation expense under ASC Topic 718 and the amortization of intangibles associated with further acquisitions. The Company also incurs significant non-cash charges for depreciation that may not be indicative of the Company’s ability to generate cash flow.

Additionally, the Company provides certain information on a constant currency basis, which reflects a comparison of current period results translated at the prior period currency rates. This information is provided because the Company believes that it provides useful incremental information to investors regarding the Company’s operating performance.

The following table shows the reconciliation of these adjusted financial measures from GAAP measures for the three months ended September 30, 2013 and September 30, 2012 and for the three months ended June 30, 2013:

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(Amounts in thousands)

	Three Months Ended Sep 30,		Three Months Ended June 30,
	2013	2012	2013
Net income (GAAP)	$13,240	$11,703	$9,236
add: Income tax provision and other income/(expense)	6,273	5,167	3,591

Income from operations (GAAP)	$19,513	$16,870	$12,827
add: Stock-based compensation expense (a)	2,967	1,871	2,860
add: Amortization of acquisition-related intangibles (b)	1,534	1,324	1,596

Adjusted operating income (Non-GAAP)	$24,014	$20,065	$17,283

Adjusted operating income margin %	19.6%	17.8%	14.9%
add: Depreciation	4,435	5,009	4,766

Adjusted EBITDA (Non-GAAP)	$28,449	$25,074	$22,049

Adjusted EBITDA margin %	23.3%	22.3%	19.0%

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.

Reconciliation of Adjusted Net Income and Adjusted Diluted Earnings Per Share

(Amounts in thousands, except per share data)

	Three Months Ended Sep 30,		Three Months Ended June 30,
	2013	2012	2013
Net income (GAAP)	$13,240	$11,703	$9,236
add: Stock-based compensation expense (a)	2,967	1,871	2,860
add: Amortization of acquisition-related intangibles (b)	1,534	1,324	1,596
subtract: Tax impact on stock-based compensation expense	(1,131)	(753)	(1,093)
subtract: Tax impact on amortization of acquisition-related intangibles	(170)	(179)	(183)

Adjusted net income	$16,440	$13,966	$12,416

Adjusted diluted earnings per share	$0.48	$0.42	$0.37

(a)	To exclude stock-based compensation expense under ASC Topic 718.
(b)	To exclude amortization of acquisition-related intangibles.